Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 5, 2016, is entered into by and among PAR TECHNOLOGY CORPORATION, a Delaware corporation (“Par”), the other Loan Parties (as defined in the Credit Agreement, and, together with Par, the “Borrowers” or the “Loan Parties”) and JPMORGAN CHASE BANK, N.A. (“Lender”).

BACKGROUND

Lender and the Loan Parties are parties to a certain Credit Agreement, dated as of September 9, 2014 (as amended, restated, renewed, supplemented, extended or otherwise modified from time to time, the “Credit Agreement”) pursuant to which Lender has agreed to make certain financial accommodations available to Loan Parties from time to time pursuant to the terms and conditions thereof.

The Loan Parties have requested that Lender agree to amend the Credit Agreement, and Lender has agreed to amend the Credit Agreement, subject to the terms and conditions set forth herein.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party hereby agrees as follows:

1.          Amendment to Credit Agreement. Effective as of June 29, 2016, the definition of “Initial FCCR Compliance Date” appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Initial FCCR Compliance Date” shall mean, commencing with the calendar month ending September 30, 2016 and the last day of each monthly period thereafter, on each of which dates, Borrowers shall have delivered a Compliance Certificate demonstrating compliance with the financial covenant set forth in Section 6.13(a).

2.          Conditions Precedent. This Amendment shall be effective as of the date of receipt by Lender of this Amendment, in form and substance satisfactory to Lender in its sole discretion, duly authorized, executed and delivered by each of the Loan Parties.

3.          Provisions of General Application.

(a)          This Amendment is a Loan Document. The Credit Agreement, as supplemented hereby, shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(b)          This Amendment contains the entire agreement of the parties hereto concerning the subject matter hereof and supersedes all prior oral or written discussions, proposals, negotiations or communications concerning the subject matter hereof.

(c)          After giving effect to this Amendment, each of the representations and warranties contained in this Amendment, the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent that such representation or warranty expressly relates to an earlier date) and no Default or Events of Default shall have occurred and be continuing under the Loan Documents after giving effect to this Amendment.

(d)          The Loan Parties (a) acknowledge and agree that no right of offset, defense, counterclaim, claim or objection exists in favor of any Loan Party against Lender arising out of or with respect to the this Amendment, Credit Agreement, any other Loan Document or any other arrangement or relationship between the Loan Parties and Lender, and (b) release, acquit, remise and forever discharge Lender and its affiliates and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, successors and assigns from any and all claims, demands, actions and causes of action, whether at law or in equity and whether known or unknown, arising out of or with respect to this Amendment, the Credit Agreement, any other Loan Document or any other arrangement or relationship between the Loan Parties and Lender.

4.          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Signature pages follow

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

PAR TECHNOLOGY CORPORATION

By:	/s/ Karen E. Sammon
Name:	Karen E. Sammon
Title:	President & CEO

AUSABLE SOLUTIONS, INC.

By:	/s/ Karen E. Sammon
Name:	Karen E. Sammon
Title:	President

PAR GOVERNMENT SYSTEMS CORPORATION

By:	/s/ Matthew R. Cicchinelli
Name:	Matthew R. Cicchinelli
Title:	President

PAR SPRINGER-MILLER SYSTEMS, INC.

By:	/s/ Matthew J. Trinkaus
Name:	Matthew J. Trinkaus
Title:	Treasurer

ROME RESEARCH CORPORATION

By:	/s/ Matthew R. Cicchinelli
Name:	Matthew R. Cicchinelli
Title:	President

SPRINGER-MILLER INTERNATIONAL, LLC

By:	/s/ Matthew J. Trinkaus
Name:	Matthew J. Trinkaus
Title:	Treasurer

PARTECH, INC.

By:	/s/ Karen E. Sammon
Name:	Karen E. Sammon
Title:	President

BRINK SOFTWARE, INC.

By:	/s/ Karen E. Sammon
Name:	Karen E. Sammon
Title:	President

SPRINGER-MILLER CANADA, ULC

By:	/s/ Matthew J. Trinkaus
Name:	Matthew J. Trinkaus
Title:	Treasurer

PAR CANADA, ULC

By:	/s/ Matthew J. Trinkaus
Name:	Matthew J. Trinkaus
Title:	Treasurer

JPMORGAN CHASE BANK, N.A.

By:	/s/ Marie C. Duhamel
Name:	Marie C. Duhamel
Title:	Authorized Officer